Business Combinations (Details) - Schedule of purchase price as of the date of acquisition - Aug. 31, 2020 - Yimi Online Tutoring [Member] ¥ in Thousands, $ in Thousands		CNY (¥)	USD ($)
Business Acquisition [Line Items]
Intangible assets	[1]	¥ 50,800	$ 7,863
Net tangible assets	[2]	(56,523)	(8,749)
Deferred tax liabilities, net		(3,211)	(497)
Goodwill		348,579	53,956
Total fair value of purchase price allocation		339,645	52,573
Consideration		311,149	48,162
Fair value of non-controlling interests		¥ 28,496	$ 4,411

[1]	The acquired intangible assets consisted of technology and system. These intangible assets have estimated amortization periods of five years.
[2]	Net tangible assets acquired primarily included cash and cash equivalent of RMB832 (US$129), prepayment and other current assets of RMB6,429 (US$995), property and equipment of RMB4,805 (US$744), accrued expenses and other current liabilities of RMB2,669 (US$413) and prepayments from customers of RMB65,920 (US$10,204) as of the date of acquisition.